EXHIBIT 10.12

Amendments to
Restricted Stock Award Agreement
Freedom Holding Corp. 2019 Equity Incentive Plan

This Amendment to Restricted Stock Award Agreement (the “Amendment”) is made and entered into as of January 19, 2026, by and between:

Freedom Holding Corp., a Nevada corporation (the “Company”)

and

Alexey Lee (the “Grantee”),

collectively referred to as the “Parties”.

RECITALS:

WHEREAS, the Company and the Grantee entered into a Restricted Stock Award Agreement dated May 29, 2025 (the “Agreement”) pursuant to which the Grantee was granted a total of 72,700 shares of the Company’s common stock, vesting in four equal annual tranches of 18,175 shares each over a four-year period, beginning January 25, 2026;

WHEREAS, the Company and the Grantee have agreed to amend the Agreement to revise the vesting schedule and appoint the new date for the initial vesting;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, the Parties agreed as follows:

1.    Amendments to Article 3.1. of Clause 3 of the Agreement (Restricted Period. Vesting). Article 3.1. Clause 3 of the Agreement is hereby amended and restated as follows:
“3.1. Except as otherwise provided herein, provided that (i) the Grantee remains in Continuous Service through each of the applicable dates set forth in the table below (each, a “Vesting Date”) and (ii) any additional conditions and performance goals set forth in Section 3.2 have been satisfied, the following portions of the Restricted Stock will vest in accordance with the following schedule:

Vesting Date	Shares of Common Stock
August 25, 2026	18,175 of the Aggregate Restricted Stock
January 25, 2027	18,175 of the Aggregate Restricted Stock
January 25, 2028	18,175 of the Aggregate Restricted Stock
January 25, 2029	18,175 of the Aggregate Restricted Stock

The period over which the Restricted Stock vests is referred to as the “Restricted Period”.

2.    No Other Amendments
Except as expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.

[signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date first written above.

Jason Kerr For and behalf of Freedom Holding Corp.	Alexey Lee Grantee
Signature: /s/ Jason Kerr /seal/	Signature: /s/ Alexey Lee